united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric Fund
(fka Empiric 2500 Fund)

Annual Report

September 30, 2022

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on September 30th, 2022 was $45.56 per share. Cumulative and annualized returns are below.

	Class A	Class A
	(No Sales	(Max 5.75%
Ended 03.31.21	Charges)	Charge)	Class C	Benchmark[1]

Annual Returns %
Since Inception (A)	8.34%	8.10%	—	8.97%
Since Inception (C)	—	—	4.68%	8.85%
Last 10 Years	8.23%	7.59%	7.41%	11.70%
Last 5 Years	6.13%	4.88%	5.33%	9.24%
Short-term Returns %
Last 3 Months	-1.64%	-7.30%	-1.84%	-2.44%
Last 6 Months	-17.56%	-22.30%	-17.89%	-18.69%
Last 12 Months	-23.72%	-28.10%	-24.30%	-20.89%
Net Expense Ratio	2.12%	—	2.87%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the MSCI US Small Index.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

5002-NLD-11222022

There’s a saying in the newspaper business: Do not bury the lead. That is, tell the reader the most important thing up-front.

When it comes to investments this year, the lead is obvious: through November 15, the S&P 500 was down 16%. The high-tech sector that propelled the economy for more than a decade has fallen over 20%. The slowing of the economy has even carried bonds downward as well, though historically bonds increase in value when stocks decline. The 10-year Treasury bond yield was about 3.8% on November 15, and it was falling during the month.

The economy has struggled ever since March 2020, when COVID-19 led to global shutdowns. For a while, people’s incomes (and the stock market) were buoyed by governments injecting money into their economies and keeping interest rates at historic lows. But as global supply chains stretched and snapped, and as inflation began to rise, those stimulus programs and accommodative policies were reigned in, and economies slowed and even contracted. Investors have suffered.

So, falling stock prices are the lead message—and it’s frustrating for investors. But there are other parts to the story. When stock prices decline, stocks become more reasonably priced—more bargains are available. We invest in individual companies, and right now, even though stock prices have declined, corporate profits are decent, and in some sectors, they are quite strong. The combination of decent profits and falling stock prices is bringing valuations closer to historic norms.

The Shiller Price-to-Earnings index (Schiller PE) is a common measurement of the ratio of stock prices to corporate earnings over the last 10 years (adjusted for inflation). As the graph below shows, the Shiller PE has been falling lately. That’s the good news indicating that stock bargains might emerge. The bad news is that valuations still look

5002-NLD-11222022

relatively high at 28, and for this reason we remain cautious. Historically, the Shiller PE has been in a band between 10 and 24.

Chart of Shiller PE

(Chart from Gurufocus website

https://www.gurufocus.com/economic_indicators/56/shiller-pe-ratio-for-the-sp-500.)

Our evolving strategy

Even in difficult economic times, there can be individual opportunities in a few securities. This letter will describe how we investigate those opportunities and maintain our focus on building long-term wealth.

Over the years, our investment strategy has evolved. Our focus has slowly shifted away from buying stocks at a cheap price to buying

5002-NLD-11222022

superb businesses at a reasonable price. Quality companies trump cheap companies.

Warren Buffett made that transition, too. His mentor, Benjamin Graham, taught Buffett to buy companies below book value, which is merely the value of its assets compared to its liabilities. If a company was “cheap,” that is, with a stock valuation lower than its book value would suggest, then Buffett would consider an acquisition. Buffett called those companies “cigar-butts.” Their prices were cheap, and they had one puff left. “Though the stub might be ugly and soggy, the puff would be free,” Buffett explained in his letter to Berkshire Hathaway shareholders in 2016. “Once that momentary pleasure was enjoyed, however, no more could be expected.”

As one would expect, cigar-butt companies generally have weak or even zero growth prospects. Often, they are in industries out of favor with the public at the time, such as tobacco companies or oil refiners. The process is to buy cheap, sell when it goes up, and repeat.

Obviously, that strategy worked for Warren Buffett for a long time. But he adjusted, and so have we. Buying superb businesses is a compelling strategy for several reasons.

First, superb businesses have a higher likelihood of producing higher stock returns because stock prices tend to follow business success. Superb businesses grow earnings and cash flows. The longer an investor holds a superb business, the better the investor will do. It’s the opposite for a cigar-butt business. In that case, the longer an investor holds a cheap business, the worse it does, sometimes even reaching financial distress or insolvency.

Second, superb businesses can be held for a long time. Long-term holdings are at the core of our investment strategy, but that’s only one

5002-NLD-11222022

of the benefits of holding superb businesses. Long-term holdings also reduce investors’ transaction costs and defer capital gains taxes. Over time, the share price at purchase becomes less important, too. While one never wants to overpay for a stock, a superb business will eventually overcome paying too much. In contrast, it’s almost impossible to overcome overpaying for a stock without strong fundamentals.

Third, superb businesses have fewer downside risks. When the going gets tough, the superb business will likely continue to do better than most companies. We’ve seen the pattern over and over that good businesses tend to stay good businesses, and poor businesses tend to stay bad businesses.

Finding quality companies

Businesses are run by people. Even though their output can be measured in revenue and profits, those come from the actions of thousands of individuals, led by the vision of their executives. In our research for superb businesses, we consider both quantitative and qualitative measures—because the former comes from the creativity, drive, and focus of the latter.

There are four elements we look for to identify a superb business.

First, the superb business should be producing a high yield on its investment capital, as measured by Return on Capital Employed (ROCE). Every business has a cost of capital, which is money it borrows to operate and expand. While the cost of capital varies between businesses and industries, and it changes as interest rates fluctuate, the cost of capital today is about 8%. The superb business will produce a return well above its cost of capital.

5002-NLD-11222022

In looking at the yield on investment capital, we also look at a company’s profitability and how it correlates with growth. Ideally, we want a company that’s highly profitable and rapidly growing. But typically, these two positives play off each other, and at any one time a company either must focus on one or the other. Companies that grow faster than their profitability allows may erode their value as they will be forced to fund their growth by borrowing or by issuing shares, which can undermine their stock price. The best companies manage their growth while maintaining their profitability.

Secondly, the superb businesses must have opportunities to reinvest in their business with continued high ROCE.

Buffett’s long-time Vice Chairman, Charlie Munger, explains the importance of high ROCE this way: “In the long term, it’s hard for a stock to earn a much better return than the business which underlies it earns. If the business earns six percent on capital over forty years and you hold it for those forty years, you’re not going to make much different than a six percent return-even if you originally buy it at a huge discount. Conversely, if a business earns eighteen percent on capital over twenty or thirty years, even if you pay an expensive looking price, you’ll end up with one hell of a result.”

Munger’s comment brings up the third leg of our analysis. How does a superb company keep earning high returns? These businesses have some type of “moat” or special advantage. As Joel Greenblatt says: “Companies that achieve a high return on capital are likely to have a special advantage of some kind. That special advantage keeps competitors from destroying the ability to earn above-average profits.”

Special advantages that protect companies are brands (think of Apple), patents (drug companies), network effects (Google), captive customers

5002-NLD-11222022

where the cost of change is high (software companies), low-cost producers (Costco), cultural (Starbucks), cost advantages (Amazon web services), distribution advantages (Proctor & Gamble), economies of scale (Walmart), and eco-systems (Tesla with its Super-charger network).

According to Warren Buffett, “A truly great business must have an enduring ‘moat’ that protects excellent returns on invested capital. The dynamics of capitalism guarantee that competitors will repeatedly assault any business ‘castle’ that is earning high returns. Therefore, a formidable barrier such as company’s being the low-cost producer (GEICO, Costco) or possessing a powerful world-wide brand (Coca-Cola, Gillette, American Express) is essential for sustained success. Business history is filled with ‘Roman Candles,’ companies whose moats proved illusory and were soon crossed.” (Berkshire Hathaway 2007 Shareholder Letter)

The final aspect of a superb business is management that is focused on shareholder returns. What does management do with excess cash? Do they return it to shareholders? Do they employ strategies that strengthen their moat? Or do they chase “hot” opportunities and make acquisitions that increase the size of the company at the expense of shareholders?

Combining profitability, consistency, special advantages (moats), and shareholder-friendly management makes for powerful companies and great long-term stocks.

Assessing current conditions

We began by commenting on the disappointing stock market this year and our belief that the Federal Reserve might not be finished battling inflation. In Fed Chairman Jay Powell’s own words on November 11:

5002-NLD-11222022

“It’s very premature, in my view, to think about or to be talking about pausing our rate hikes. We have a ways to go.”

The U.S. economy remains at a risky point. Ultimately, we think the Fed will be successful at taming inflation, and there are small signs of improvement. The November 12-month inflation rate announced by the U.S. Department of Labor was 7.7%. While that’s not a comfortable figure, it’s the lowest since January 2022, which is a sliver of good news.

However, history tells us it’s likely there will be economic pain along the way. At times such as these, having investments in superb businesses provides some protection for investors. As the quotes below indicate, our priority as investment managers begins by watching out for the downside, even as we seek upside opportunities.

We believe that the superb companies we have invested have the strategic positioning and quality management that will enable them to ride out the current economic trends successfully. It might even be that the return to more typical price-to-earnings valuations could create new opportunities to buy more superb businesses at reasonable prices.

As large shareholders in the Fund, we appreciate you investing along with us.

Respectfully submitted,

Mark A Coffelt, CFA	Loren M Coffelt

Co-Portfolio Manager	Co-Portfolio Manager

5002-NLD-11222022

Words of wisdom

“Safety. Considering the downside is the single most important thing an investor must do. This task must be dealt with before any consideration can be made for gains.” Irving Kahn

“An investor is more likely to do well by achieving consistently good returns with limited downside risk than by achieving volatile and sometimes spectacular gains but with considerable risk of principal. An investor who earns 16% annual returns over a decade, will perhaps surprisingly, end up with more money than an investor who earns 20% a year for nine years and then loses 15% the tenth year.” Seth Klarman

Note on Capital Gain Distributions

The Empiric Fund anticipates no further capital gain distributions this year.

Contributors and Detractors from Performance

Largest Contributors to Performance for 12 months	Largest Detractors from Performance for 12 months
LPL Financial Holdings	Generac Holdings
Calix	Sonos
BJ’s Wholesale Club	Shutterstock
Molina Healthcare	Semtech
Extreme Networks	Robert Half

5002-NLD-11222022

Empiric Fund (fka Empiric 2500 Fund)

PORTFOLIO REVIEW (Unaudited)

September 30, 2022

Average Annual Total Return through September 30, 2022*, as compared to its benchmarks:

	1 Year Return	5 Year Return	10 Year Return	Since Inception (a)
Empiric Fund Class A	-23.72%	6.13%	8.23%	8.34%
Empiric Fund Class A with Load (b)	-28.10%	4.88%	7.59%	8.10%
MSCI USA Small Cap Index(c)	-20.89%	5.08%	9.45%	N/A
Bloomberg US 2500 Total Return Index(d)	-21.98%	5.09%	9.67%	N/A

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s expense ratio, as of the February 1, 2022 prospectus, is 1.96% for Class A shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric Fund Class A commenced operations on November 6, 1995.

(b)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested and a maximum deferred sales charge of 1.00%.

(c)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the U.S equity market. This index is not available back to the inception of Class A shares. Investors cannot invest directly in an index.

(d)	The Bloomberg US 2500 Total Return Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg US 3000 Index. This index is not available back to the inception of Class A shares. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Empiric Fund (fka Empiric 2500 Fund)

PORTFOLIO REVIEW (Unaudited) (Continued)

September 30, 2022

Average Annual Total Return through September 30, 2022*, as compared to its benchmarks:

	1 Year Return	5 Year Return	10 Year Return	Since Inception (a)
Empiric Fund Class C	-24.30%	5.33%	7.41%	4.68%
MSCI USA Small Cap Index(b)	-20.89%	5.08%	9.45%	N/A
Bloomberg US 2500 Total Return Index(c)	-21.98%	5.09%	9.67%	N/A

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s expense ratio, as of the February 1, 2022 prospectus, is 2.71% for Class C shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Empiric Fund Class C commenced operations on October 7, 2005.

(b)	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the U.S equity market. This index is not available back to the inception of Class C shares. Investors cannot invest directly in an index.

(c)	The Bloomberg US 2500 Total Return Index is a float market-cap-weighted benchmark of the lower 2500 in capitalization of the Bloomberg US 3000 Index. This index is not available back to the inception of Class C shares. Investors cannot invest directly in an index.

Empiric Fund (fka Empiric 2500 Fund)

Portfolio Weightings (Unaudited)

September 30, 2022

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of September 30, 2022 and are subject to change.

EMPIRIC FUND (fka Empiric 2500 Fund)
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 92.6%
	ADVERTISING & MARKETING - 2.3%
19,563	Interpublic Group of Companies, Inc. (The)	$500,812

	AEROSPACE & DEFENSE - 1.2%
6,529	Aerojet Rocketdyne Holdings, Inc.(a)	261,095

	APPAREL & TEXTILE PRODUCTS - 0.0%(b)
32	Carter’s, Inc. (d)	2,097

	ASSET MANAGEMENT - 6.3%
7,700	Ares Management Corporation, Class A	477,015
4,250	LPL Financial Holdings, Inc. (d)	928,540
		1,405,555
	BEVERAGES - 2.4%
1,307	Coca-Cola Consolidated, Inc.	538,131

	BIOTECH & PHARMA - 2.6%
8,166	Halozyme Therapeutics, Inc.(a) (d)	322,884
4,201	Horizon Therapeutics plc(a)	260,000
		582,884
	CHEMICALS - 1.5%
1,988	Avery Dennison Corporation	323,448

	COMMERCIAL SUPPORT SERVICES - 7.3%
3,545	AMN Healthcare Services, Inc.(a)	375,628
4,205	Brink’s Company (The) (d)	203,690
9,910	Robert Half International, Inc.	758,115
3,836	TriNet Group, Inc.(a)	273,200
		1,610,633
	CONTAINERS & PACKAGING - 2.9%
6,641	Berry Global Group, Inc.(a)	309,006
4,288	Crown Holdings, Inc.	347,456
		656,462
	ELECTRICAL EQUIPMENT - 3.3%
2,529	A O Smith Corporation	122,859

See accompanying notes to financial statements.

EMPIRIC FUND (fka Empiric 2500 Fund)
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 92.6% (Continued)
	ELECTRICAL EQUIPMENT - 3.3% (Continued)
2,433	Chase Corporation	$203,326
1,677	Generac Holdings, Inc.(a)	298,740
437	Hubbell, Inc.	97,451
		722,376
	ENGINEERING & CONSTRUCTION - 2.0%
3,412	Quanta Services, Inc. (d)	434,655

	ENTERTAINMENT CONTENT - 0.7%
1,384	Take-Two Interactive Software, Inc.(a)	150,856

	GAMING REITS - 0.1%
397	Gaming and Leisure Properties, Inc.	17,563

	HEALTH CARE FACILITIES & SERVICES - 6.1%
435	Chemed Corporation(d)	189,904
5,044	Henry Schein, Inc.(a) (d)	331,744
1,511	Medpace Holdings, Inc.(a) (d)	237,484
1,705	Molina Healthcare, Inc.(a)	562,377
		1,321,509
	INDUSTRIAL SUPPORT SERVICES - 2.3%
1,880	United Rentals, Inc.(a)	507,826

	INSURANCE - 1.6%
2,394	Assurant, Inc. (d)	347,776

	INTERNET MEDIA & SERVICES - 1.3%
5,839	Shutterstock, Inc.	292,943

	LEISURE FACILITIES & SERVICES - 4.1%
6,036	Dine Brands Global, Inc. (d)	383,648
3,100	Jack in the Box, Inc.	229,617
1,394	Vail Resorts, Inc. (d)	300,602
		913,867

See accompanying notes to financial statements.

EMPIRIC FUND (fka Empiric 2500 Fund)
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 92.6% (Continued)
	LEISURE PRODUCTS - 2.7%
7,460	OneWater Marine, Inc.(a)	$224,621
3,876	Polaris, Inc. (d)	370,739
		595,360
	MACHINERY - 4.7%
5,500	Donaldson Company, Inc.	269,555
3,496	Lincoln Electric Holdings, Inc.	439,517
3,872	Toro Company (The) (d)	334,851
		1,043,923
	MEDICAL EQUIPMENT & DEVICES - 5.9%
8,068	Bruker Corporation	428,088
6,429	Globus Medical, Inc., Class A(a)	382,976
1,283	QuidelOrtho Corporation(a)	91,709
7,128	Surmodics, Inc.(a)	216,691
8,412	Vericel Corporation(a) (d)	195,158
		1,314,622
	OIL & GAS PRODUCERS - 2.3%
3,700	Denbury, Inc.(a)	319,162
640	Murphy USA, Inc. (d)	175,942
		495,104
	OIL & GAS SERVICES & EQUIPMENT - 0.8%
13,862	Core Laboratories N.V. (d)	186,860

	PUBLISHING & BROADCASTING - 0.4%
500	Nexstar Media Group, Inc.	83,425

	RETAIL - CONSUMER STAPLES - 4.0%
6,800	BJ’s Wholesale Club Holdings, Inc.(a) (d)	495,108
1,935	Casey’s General Stores, Inc. (d)	391,876
		886,984
	RETAIL - DISCRETIONARY - 0.6%
1,125	Williams-Sonoma, Inc. (d)	132,581

	SEMICONDUCTORS - 2.4%
1,607	Marvell Technology, Inc. (d)	68,956

See accompanying notes to financial statements.

EMPIRIC FUND (fka Empiric 2500 Fund)
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 92.6% (Continued)
	SEMICONDUCTORS - 2.4% (Continued)
5,476	Semtech Corporation(a)	$161,049
4,064	Teradyne, Inc. (d)	305,410
		535,415
	SOFTWARE - 12.1%
13,376	Agilysys, Inc.(a)	740,362
20,375	American Software, Inc., Class A	312,145
16,206	Calix, Inc.(a)	990,835
8,148	CommVault Systems, Inc.(a)	432,170
4,186	Envestnet, Inc.(a)	185,858
37	Omnicell, Inc.(a)	3,220
		2,664,590
	SPECIALTY FINANCE - 1.7%
10,318	Fidelity National Financial, Inc.	373,512

	TECHNOLOGY HARDWARE - 2.6%
22,201	Extreme Networks, Inc.(a) (d)	290,167
20,602	Sonos, Inc.(a)	286,368
		576,535
	TECHNOLOGY SERVICES - 2.9%
2,728	Euronet Worldwide, Inc.(a)	206,673
762	Fair Isaac Corporation(a)	313,952
2,807	TTEC Holdings, Inc.	124,378
		645,003
	TRANSPORTATION & LOGISTICS - 1.5%
225	GXO Logistics, Inc.(a)	7,889
2,160	Landstar System, Inc.	311,839
225	XPO Logistics, Inc.(a) (d)	10,017
		329,745

See accompanying notes to financial statements.

EMPIRIC FUND (fka Empiric 2500 Fund)
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

	TOTAL COMMON STOCKS (Cost $13,992,270)	$20,454,147

	SHORT-TERM INVESTMENTS — 29.7%
	COLLATERAL FOR SECURITIES LOANED – 29.7%
6,574,817	Mount Vernon Liquid Assets Portfolio, LLC, 0.41% (Cost $6,574,817)(c)(e)	6,574,817

	TOTAL INVESTMENTS – 122.3% (Cost $20,567,087)	$27,028,964
	LIABILITES IN EXCESS OF OTHER ASSETS - (22.3)%	(4,920,520)
	NET ASSETS - 100.0%	$22,108,444

LLC	- Limited Liability Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

(d)	All or a portion of the security is on loan. The total fair value of the securities on loan as of September 30, 2022 was $6,379,620.

(e)	Security was purchased with cash received as collateral for securities on loan at September 30, 2022. Total Collateral had a value of $6,574,817 at September 30, 2022.

See accompanying notes to financial statements.

Empiric Fund (fka Empiric 2500 Fund)
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

ASSETS
Investment securities: (#)
At cost	$20,567,087
At fair value	$27,028,964
Cash and cash equivalents	1,706,105
Dividends receivable	2,197
Prepaid expenses and other assets	9,309
TOTAL ASSETS	28,746,575

LIABILITIES
Payable for collateral from securities loaned	6,574,817
Investment advisory fees payable	21,738
Distribution (12b-1) fees payable	3,027
Payable to related parties	13,656
Accrued expenses and other liabilities	24,893
TOTAL LIABILITIES	6,638,131
NET ASSETS	$22,108,444

Composition of Net Assets:
Paid in capital	$16,399,896
Accumulated earnings	5,708,548
NET ASSETS	$22,108,444

Net Asset Value Per Share:
Class A Shares:
Net Assets	$20,991,941
Shares of beneficial interest outstanding (a)	460,796
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$45.56
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$48.34
Class C Shares:
Net Assets	$1,116,503
Shares of beneficial interest outstanding (a)	28,288
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$39.47

#	Includes $6,379,620 of securities out on loan.

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent

See accompanying notes to financial statements.

Empiric Fund (fka Empiric 2500 Fund)
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

INVESTMENT INCOME
Dividends (net of foreign witholding taxes of $83)	$207,553
Interest	137
Securities lending income - net	3,930
TOTAL INVESTMENT INCOME	211,620

EXPENSES
Investment advisory fees	266,976
Distribution (12b-1) fees:
Class A	63,355
Class C	13,557
Administration fees	70,053
Management services fees	29,184
Shareholder service fees	20,789
Compliance officer fees	20,570
Legal fees	19,895
Registration fees	18,250
Printing and postage expenses	15,186
Audit Fees	14,645
Trustees fees and expenses	13,336
Custodian fees	4,836
Insurance expense	821
Other expenses	4,353
TOTAL EXPENSES	575,806

NET INVESTMENT LOSS	(364,186)

REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
Net realized loss from investments	(511,730)
Net change in unrealized depreciation on investments	(6,128,205)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(6,639,935)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,004,121)

See accompanying notes to financial statements.

Empiric Fund (fka Empiric 2500 Fund)
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021

FROM OPERATIONS
Net investment loss	$(364,186)	$(377,219)
Net realized gain (loss) from investments	(511,730)	139,015
Net realized gain from redemptions in kind	—	1,393,458
Net change in unrealized appreciation (depreciation) on investments	(6,128,205)	8,892,104
Net increase (decrease) in net assets resulting from operations	(7,004,121)	10,047,358

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings:
Class A	(147,358)	(1,962,496)
Class C	(9,226)	(114,121)
Net decrease in net assets from distributions to shareholders	(156,584)	(2,076,617)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	61,129	2,513,254
Class C	500	1,200
Net asset value of shares issued in reinvestment of distributions:
Class A	135,674	1,890,340
Class C	8,689	110,054
Payments for shares redeemed:
Class A	(1,145,289)	(6,146,123)
Class C	(65,413)	(96,954)
Net decrease in net assets from shares of beneficial interest	(1,004,710)	(1,728,229)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,165,415)	6,242,512

NET ASSETS
Beginning of Year	30,273,859	24,031,347
End of Year	$22,108,444	$30,273,859

SHARE ACTIVITY
Class A:
Shares Sold	1,116	41,492
Shares Reinvested	2,323	35,863
Shares Redeemed	(20,868)	(102,131)
Net decrease in shares of beneficial interest outstanding	(17,429)	(24,776)

Class C:
Shares Sold	10	24
Shares Reinvested	171	2,376
Shares Redeemed	(1,385)	(1,776)
Net increase (decrease) in shares of beneficial interest outstanding	(1,204)	624

See accompanying notes to financial statements.

Empiric Fund (fka Empiric 2500 Fund)
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$60.07	$45.46	$40.47	$47.39	$36.57
Activity from investment operations:
Net investment loss (1)	(0.71)	(0.68)	(0.56)	(0.45)	(0.45)
Net realized and unrealized gain (loss) on investments	(13.49)	19.24	5.55	(6.47)	11.27
Total from investment operations	(14.20)	18.56	4.99	(6.92)	10.82

Less distributions from:
Net realized gains	(0.31)	(3.95)	—	—	—
Total distributions	(0.31)	(3.95)	—	—	—

Net asset value, end of year	$45.56	$60.07	$45.46	$40.47	$47.39
Total return (2)	(23.72)%	42.05%	12.33%	(14.62)%	29.59%
Net assets, at end of year (000s)	$20,992	$28,726	$22,865	$22,346	$29,857

Ratio of gross expenses to average net assets (3)(4)	2.12%	1.96%	2.13%	2.02%	1.99%
Ratio of net expenses to average net assets after waiver (4)	2.12%	1.96%	2.13%	2.02%	1.99%
Ratio of net investment loss to average net assets (4)(5)	(1.32)%	(1.17)%	(1.35)%	(1.08)%	(1.07)%
Portfolio Turnover Rate (6)	5%	21%	119%	50%	11%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric Fund (fka Empiric 2500 Fund)
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year Ended	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$52.48	$40.40	$36.24	$42.75	$33.24
Activity from investment operations:
Net investment loss (1)	(0.98)	(0.98)	(0.78)	(0.69)	(0.69)
Net realized and unrealized gain (loss) on investments	(11.72)	17.01	4.94	(5.82)	10.20
Total from investment operations	(12.70)	16.03	4.16	(6.51)	9.51

Less distributions from:
Net realized gains	(0.31)	(3.95)	—	—	—
Total distributions	(0.31)	(3.95)	—	—	—

Net asset value, end of year	$39.47	$52.48	$40.40	$36.24	$42.75
Total return (2)	(24.30)%	40.99%	11.48%	(15.25)%	28.61%
Net assets, at end of year (000s)	$1,117	$1,548	$1,166	$1,175	$1,554

Ratio of gross expenses to average net assets (3)(4)	2.87%	2.71%	2.88%	2.77%	2.74%
Ratio of net expenses to average net assets after waiver (4)	2.87%	2.71%	2.88%	2.77%	2.74%
Ratio of net investment loss to average net assets (4)(5)	(2.07)%	(1.92)%	(2.10)%	(1.83)%	(1.82)%
Portfolio Turnover Rate (6)	5%	21%	119%	50%	11%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	In-kind transactions are not included in calculation of turnover.

See accompanying notes to financial statements.

Empiric Fund (fka Empiric 2500 Fund)
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric Fund, formerly the Empiric Core Equity Fund, and the Empiric 2500 Fund (the “Fund”) . The Trust currently consists of thirty-eight series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is to achieve capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies, including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board” or Trustees”), pursuant to the procedures (the “Procedures” ) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Empiric Fund (fka Empiric 2500 Fund)
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2022, for the Fund’s assets and liabilities measured at fair value:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stock	$20,454,147	$—	$—	$20,454,147
Collateral for Securities Loaned (b)	—	—	—	6,574,817
Total	$20,454,147	$—	$—	$27,028,964

(a)	As of and during the year ended September 30, 2022 the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	Management has elected to adopt ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force issued, on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

b)       Federal Income Tax – As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2022 the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years September 30, 2019 - September 30, 2021 or expected to be taken in the Fund’s September 30, 2022 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)       Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d)       Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

e)       Other – Investment and shareholder transactions are recorded on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

Empiric Fund (fka Empiric 2500 Fund)
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)       Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)       Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2022, there were no CDSC fees paid.

i)       Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates as such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

j)       Security Loans – The Fund has entered into a securities lending agreement with U.S. Bank National Association. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The cash collateral is invested in short-term investments. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agent. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Fund held $6,574,817 as of September 30, 2022. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them, if any was received, would be reflected in the Fund’s Statement of Operations.

Empiric Fund (fka Empiric 2500 Fund)
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The following table is a summary of the Fund’s securities loaned and related collateral which are subject to a netting agreement as of September 30, 2022:

				Gross Amounts Not Offset in the Statement of Assets & Liabilities

			Net Amounts of
		Gross Amounts	Assets
	Gross Amounts	Offset in the Statement of	Presented in the Statement	Financial	Non-Cash
	of Recognized	Assets &	of Assets &	Instruments	Collateral		Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received *		Assets
Empiric Fund
Description:
Securities Loaned	$6,379,620	$—	$6,379,620	$—	$6,379,620	*	$—
Total	$6,379,620	$—	$6,379,620	$—	$6,379,620		$—

*	The amount is limited to the asset balance and accordingly does not include excess collateral pledged.

The fair value of the securities loaned for the Empiric Fund totaled $6,379,620 at September 30, 2022. The securities loaned are noted in the Schedules of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes cash collateral received and reinvested that totaled $6,574,817 for the Empiric Fund at September 30, 2022 respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” The contractual maturity of securities lending transactions is on an overnight and continuous basis. The Funds cannot pledge or resell the collateral.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$1,273,563	$4,181,966

(a)	The Fund may participate in a liquidity program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting shares of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind. During the year ended September 30, 2022, the Fund did not utilize ReFlow. ReFlow subscribed 0 shares of the Fund during the period.

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into a Management Services Agreement with MFund Services LLC (“MFund”). Pursuant to the Management Services Agreement between the Trust and MFund, MFund provides the Fund with various management and legal administrative services. For these management and legal administrative services, the Fund pays MFund as of the last day of each month an asset-based fee which scales downward based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of -pocket expenses incurred in the performance of its duties under the Management Services Agreement. Prior to April 1, 2022 the Funds also paid an annual base fee. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Fees payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

Pursuant to the Compliance Services Agreement, MFund provides chief compliance officer services to the Fund. For these compliance services, the Fund pays MFund as of the last day of each month a base fee plus an asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer services are listed in the Statements of Assets and Liabilities under “Fees payable to related parties” and the amounts accrued [for the year?] are shown in the Statements of Operations under “Compliance officer fees.”

Empiric Fund (fka Empiric 2500 Fund)
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

A trustee of the Trust is also the controlling member of MFund, the Manager and Catalyst Capital Advisors LLC (an investment manager to other series of the Trust) and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”), are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust, the Chairman of the Trust’s Audit Committee and the Chairman of the Risk and Compliance Committee receive an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Fund. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Northern Lights Distributors, LLC, (“NLD”) or (“Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust. For the year ended September 30, 2022, NLD received $1,480 in underwriter commissions from the sale of Class A shares of the Empiric Fund, of which they kept $275.

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of UFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to a compliance services agreement (the “Compliance Services Agreement”), MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out -of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The compliance officer fees for the year ended September 30, 2022 for the Fund was $20,570.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b -1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse NLD and the Advisor for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,542,900 for the Empiric Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$6,941,864
Unrealized depreciation:	(455,800)
Net unrealized appreciation:	$6,486,064

Empiric Fund (fka Empiric 2500 Fund)
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The tax character of fund distributions paid for the year ended September 30, 2022 and September 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$—	$—
Long-Term Capital Gain	156,544	2,076,617
Return of Capital	40	—
	$156,584	$2,076,617

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated Earinings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$—	$—	$(639,651)	$(137,865)	$—	$6,486,064	$5,708,548

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $264,338.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $375,313.

At September 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$114,124	$23,741	$137,865	$—

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the year ended September 30, 2022 as follows:

Paid
In	Distributable
Capital	Earnings
$(429,951)	$429,951

(5)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Empiric Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Empiric Fund (formerly, Empiric 2500 Fund) (the “Fund”), a series of Mutual Fund Series Trust, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Empiric Fund (fka Empiric 2500 Fund)
ADDITIONAL INFORMATION (Unaudited)
September 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2022 the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee ”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Empiric Fund (fka Empiric 2500 Fund)
EXPENSE EXAMPLES (Unaudited)
September 30, 2022

As a shareholder of the Empiric Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) . Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/22	9/30/22	4/1/22 – 9/30/22	4/1/22 – 9/30/22
Class A	$1,000.00	$824.40	$9.70	2.12%
Class C	1,000.00	821.10	13.10	2.87%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/22	9/30/22	4/1/22 – 9/30/22	4/1/22 – 9/30/22
Class A	$1,000.00	$1,014.44	$10.71	2.12%
Class C	1,000.00	1,010.68	14.47	2.87%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Empiric Fund (fka Empiric 2500 Fund)
ADDITIONAL INFORMATION (Unaudited)
September 30, 2022

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Empiric 2500 Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2022

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in the Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Lead Trustee, Chairman of the Audit Committee and Nominating Committee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, the Genovese family office, since 1999; Managing Member of Bear Properties, LLC, a real estate management firm, since 2006; Managing Member of PTL Real Estate LLC, from 2000 until 2019.	53	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of IDX Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee, Chairman of the Special Committee	Since 6/2006	Attorney since 1982.	37	Trustee of Variable Insurance Trust since 2010

Stephen P. Lachenauer c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 4/2022	Attorney, private practice	53	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Mutual Fund and Variable Insurance Trust; Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Chairman of the Board, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund.

Empiric 2500 Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

September 30, 2022

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorsh ips Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board	Trustee since 7/2006; President 2/2012-3/2022	President of the Trust, 2/2012—4/2022; President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012- present; Managing Member, MFund Services LLC, 1/2012 – Present; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	37	Variable Insurance Trust since 2010

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 3/2022	Vice President of the Trust, 2018—2022; Chief Operating Officer, Catalyst Capital Advisors LLC and Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.	N/A	N/A

Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 3/2022	Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016- 6/2019.	N/A	N/A

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Ultimus Fund Solutions, LLC, since 2011.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President – Fund Administration, Ultimus Fund Solutions, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director of Compliance Services, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available, free of charge, by calling toll-free 1-888-839-7424.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

TRANSFER AGENT
Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

EMP-AR22

(b)        Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2022	2021
Empiric 2500 Fund	11,000	11,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2022	2021
Empiric 2500 Fund	2,600	2,600

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2022 and 2021 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2022 and 2021 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	Not applicable. The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Michael Schoonover	/s/ Michael Schoonover
Principal Executive Officer/President
Date: December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Michael Schoonover	/s/ Michael Schoonover
Principal Executive Officer/President
Date: December 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 5, 2022